                                                                   EXHIBIT 16(c)

Arizona Limited Maturity - Class C
      10/21/94 - 7/31/95

                                                    Since           Since
                                                  Inception       Inception
                                               Average Annual       Total
                                                Total Return       Return*
                                               --------------     ---------
Initial Investment                               $1,000.00        $1,000.00

Divided by Net Assets Value                           9.89             9.89
                                                 ---------        ---------
Equals Shares Purchased                            101.112          101.112

Plus Shares Acquired through
  Dividend Reinvestment                              2,914            2,914
                                                 ---------        ---------
Equals Shares Held at 7/31/95                      104.026          104.026

Multiplied by Net Asset Value at 7/31/95             10.18            10.18
                                                 ---------        ---------
Equals Ending Value before deduction for
  contingent deferred sales charge                1,058.99         1,058.99

Less deferred sales charge                          (10.00)            0.00
                                                 ---------        ---------
Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 7/31/95              1,048.99         1,058.99
                                                 ---------        ---------
Divided by $1,000 (P)                               1.0490           1.0590

Subtract 1                                          0.0490           0.0590

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)           4.90%
                                                 =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                                5.90%
                                                                   ========
ERV divided by P                                    1.0490

Raise to the power of                               1.2898

Equals                                              1.0636

Subtract 1                                          0.0636

Expressed as a percentage equals the
  Average Annualized Total Return                     6.36%
                                                 =========

* Does not include sales charge for the period.

      30 DAYS STANDARDIZED YIELD
     FOR THE PERIOD ENDING 7-31-95

ARIZONA LIMITED MATURITY FUND - CLASS C


Long term income generally based on yield to
  maturity times market value of each security                      $3

Plus short term income accrued for the past
  thirty days                                                        1
                                                           -----------
Equals Total Income                                                  4

Less expenses for the past thirty days                              -1
                                                           -----------
Equals net monthly income for yield calculation                      3
                                                           -----------
Average shares outstanding for 30 days                             113

Times the Net Asset Value                                        10.17
                                                           -----------
Equals total dollars                                            $1,148
                                                           ===========

Net monthly income divided by total dollars equals         0.002899773

Add 1                                                      1.002899773

Raise to the power of 6                                    1.017525255

Subtract 1                                                 0.017525255

Times 2                                                    0.035050510

Expressed as a percentage equals the
  standardized yield for the 30 day period                        3.51%
                                                                 =====
Tax Rate                                                         28.00%

X = 1 minus Tax Rate                                             72.00%

Standardized Yield divided by X equals
  Tax Equivalent Yield for 30 day period                          4.88%
                                                                 =====

California Limited Maturity - Class C
        10/21/94 - 7/31/95

                                                    Since           Since
                                                  Inception       Inception
                                               Average Annual       Total
                                                Total Return       Return*
                                               --------------     ---------
Initial Investment                               $1,000.00        $1,000.00

Divided by Net Asset Value                            9.76             9.76
                                                 ---------        ---------
Equals Shares Purchased                            102.459          102.459

Plus Shares Acquired through
  Dividend Reinvestment                              3.144            3.144
                                                 ---------        ---------
Equals Shares Held at 7/31/95                      105.603          105.603

Multiplied by Net Asset Value at 7/31/95             10.00            10.00
                                                 ---------        ---------
Equals Ending Value before deduction for
  contingent deferred sales charge                1,056.03         1,056.03

Less deferred sales charge                          (10.00)            0.00
                                                 ---------        ---------
Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 7/31/95              1,046.03         1,056.03
                                                 ---------        ---------
Divided by $1,000 (P)                               1.0460           1.0560

Subtract 1                                          0.0460           0.0560

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)           4.60%
                                                 =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                                5.60%
                                                                   ========
ERV divided by P                                    1.0460

Raise to the power of                               1.2898

Equals                                              1.0598

Subtract 1                                          0.0598

Expressed as a percentage equals the
  Average Annualized Total Return                     5.98%
                                                 =========

* Does not include sales charge for the period.

      30 DAYS STANDARDIZED YIELD
     FOR THE PERIOD ENDING 7-31-95

CALIFORNIA LIMITED MATURITY FUND - CLASS C


Long term income generally based on yield to
  maturity times market value of each security                    $183

Plus short term income accrued for the past
  thirty days                                                       61
                                                           -----------
Equals Total Income                                                243

Less expenses for the past thirty days                             -45
                                                           -----------
Equals net monthly income for yield calculation                    198
                                                           -----------
Average shares outstanding for 30 days                           6,653

Times the Net Asset Value                                         9.99
                                                           -----------
Equals total dollars                                           $66,468
                                                           ===========

Net monthly income divided by total dollars equals         0.002982945

Add 1                                                      1.002982945

Raise to the power of 6                                    1.018031673

Subtract 1                                                 0.018031673

Times 2                                                    0.036063345

Expressed as a percentage equals the
  standardized yield for the 30 day period                        3.61%
                                                                 =====
Tax Rate                                                         28.00%

X = 1 minus Tax Rate                                             72.00%

Standardized Yield divided by X equals
  Tax Equivalent Yield for 30 day period                          5.01%
                                                                 =====

Florida Limited Maturity - Class C
        10/21/94 - 7/31/95

                                                    Since           Since
                                                  Inception       Inception
                                               Average Annual       Total
                                                Total Return       Return*
                                               --------------     ---------
Initial Investment                               $1,000.00        $1,000.00

Divided by Net Asset Value                            9.76             9.76
                                                 ---------        ---------
Equals Shares Purchased                            102.459          102.459

Plus Shares Acquired through
  Dividend Reinvestment                              2.979            2.979
                                                 ---------        ---------
Equals Shares Held at 7/31/95                      105.438          105.438

Multiplied by Net Asset Value at 7/31/95             10.02            10.02
                                                 ---------        ---------
Equals Ending Value before deduction for
  contingent deferred sales charge                1,056.49         1,056.49

Less deferred sales charge                          (10.00)            0.00
                                                 ---------        ---------
Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 7/31/95              1,046.49         1,056.49
                                                 ---------        ---------
Divided by $1,000 (P)                               1.0465           1.0565

Subtract 1                                          0.0465           0.0565

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)           4.65%
                                                 =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                                5.65%
                                                                   ========
ERV divided by P                                    1.0465

Raise to the power of                               1.2898

Equals                                              1.0604

Subtract 1                                          0.0604

Expressed as a percentage equals the
  Average Annualized Total Return                     6.04%
                                                 =========

* Does not include sales charge for the period.

      30 DAYS STANDARDIZED YIELD
     FOR THE PERIOD ENDING 7-31-95

FLORIDA LIMITED MATURITY FUND - CLASS C


Long term income generally based on yield to
  maturity times market value of each security                      $3

Plus short term income accrued for the past
  thirty days                                                        1
                                                           -----------
Equals Total Income                                                  4

Less expenses for the past thirty days                              -1
                                                           -----------
Equals net income for yield calculation                              3
                                                           -----------
Average shares outstanding for 30 days                             113

Times the Maximum Offering Price                                 10.01
                                                           -----------
Equals total dollars                                            $1,131
                                                           ===========

Net monthly income divided by total dollars equals         0.002901039

Add 1                                                      1.002901039

Raise to the power of 6                                    1.017532962

Subtract 1                                                 0.017532962

Times 2                                                    0.035065925

Expressed as a percentage equals the
  standardized yield for the 30 day period                        3.51%
                                                                 =====
Tax Rate                                                         28.00%

X = 1 minus Tax Rate                                             72.00%

Standardized Yield divided by X equals
  Tax Equivalent Yield for 30 day period                          4.88%
                                                                 =====

Massachusetts Limited Maturity - Class C
          10/21/94 - 7/31/95

                                                    Since           Since
                                                  Inception       Inception
                                               Average Annual       Total
                                                Total Return       Return*
                                               --------------     ---------
Initial Investment                               $1,000.00        $1,000.00

Divided by Net Asset Value                            9.82             9.82
                                                 ---------        ---------
Equals Shares Purchased                            101.833          101.833

Plus Shares Acquired through
  Dividend Reinvestment                              3.483            3.483
                                                 ---------        ---------
Equals Shares Held at 7/31/95                      105.316          105.316

Multiplied by Net Asset Value at 7/31/95              9.97             9.97
                                                 ---------        ---------
Equals Ending Value before deduction for
  contingent deferred sales charge                1,050.00         1,050.00

Less deferred sales charge                          (10.00)            0.00
                                                 ---------        ---------
Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 7/31/95              1,040.00         1,050.00
                                                 ---------        ---------
Divided by $1,000 (P)                               1.0400           1.0500

Subtract 1                                          0.0400           0.0500

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)           4.00%
                                                 =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                                5.00%
                                                                   ========
ERV divided by P                                    1.0400

Raise to the power of                               1.2898

Equals                                              1.0519

Subtract 1                                          0.0519

Expressed as a percentage equals the
  Average Annualized Total Return                     5.19%
                                                 =========

* Does not include sales charge for the period.

        30 DAYS STANDARDIZED YIELD
       FOR THE PERIOD ENDING 7-31-95

MASSACHUSETTS LIMITED MATURITY FUND - CLASS C


Long term income generally based on yield to
  maturity times market value of each security                  $1,392

Plus short term income accrued for the past
  thirty days                                                      196
                                                           -----------
Equals Total Income                                              1,588

Less expenses for the past thirty days                            -271
                                                           -----------
Equals net monthly income for yield calculation                  1,317
                                                           -----------
Average shares outstanding for 30 days                          41,346

Times the Net Asset Value                                         9.96
                                                           -----------
Equals total dollars                                          $411,811
                                                           ===========

Net monthly income divided by total dollars equals         0.003198945

Add 1                                                      1.003198945

Raise to the power of 6                                    1.019347826

Subtract 1                                                 0.019347826

Times 2                                                    0.038695653

Expressed as a percentage equals the
  standardized yield for the 30 day period                        3.87%
                                                                 =====
Tax Rate                                                         28.00%

X = 1 minus Tax Rate                                             72.00%

Standardized Yield divided by X equals
  Tax Equivalent Yield for 30 day period                          5.38%
                                                                 =====

Michigan Limited Maturity - Class C
          10/21/94 - 7/31/95

                                                    Since           Since
                                                  Inception       Inception
                                               Average Annual       Total
                                                Total Return       Return*
                                               --------------     ---------
Initial Investment                               $1,000.00        $1,000.00

Divided by Net Asset Value                            9.76             9.76
                                                 ---------        ---------
Equals Shares Purchased                            102.459          102.459

Plus Shares Acquired through
  Dividend Reinvestment                              3.047            3.047
                                                 ---------        ---------
Equals Shares Held at 7/31/95                      105.506          105.506

Multiplied by Net Asset Value at 7/31/95              9.99             9.99
                                                 ---------        ---------
Equals Ending Value before deduction for
  contingent deferred sales charge                1,054.00         1,054.00

Less deferred sales charge                          (10.00)            0.00
                                                 ---------        ---------
Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 7/31/95              1,044.00         1,054.00
                                                 ---------        ---------
Divided by $1,000 (P)                               1.0440           1.0540

Subtract 1                                          0.0440           0.0540

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)           4.40%
                                                 =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                                5.40%
                                                                   ========
ERV divided by P                                    1.0440

Raise to the power of                               1.2898

Equals                                              1.0571

Subtract 1                                          0.0571

Expressed as a percentage equals the
  Average Annualized Total Return                     5.71%
                                                 =========

* Does not include sales charge for the period.

        30 DAYS STANDARDIZED YIELD
       FOR THE PERIOD ENDING 7-31-95

MICHIGAN LIMITED MATURITY FUND - CLASS C


Long term income generally based on yield to
  maturity times market value of each security                      $3

Plus short term income accrued for the past
  thirty days                                                        1
                                                           -----------
Equals Total Income                                                  4

Less expenses for the past thirty days                              -1
                                                           -----------
Equals net monthly income for yield calculation                      3
                                                           -----------
Average shares outstanding for 30 days                             109

Times the Net Asset Value                                         9.98
                                                           -----------
Equals total dollars                                            $1,090
                                                           ===========

Net monthly income divided by total dollars equals         0.003201203

Add 1                                                      1.003201203

Raise to the power of 6                                    1.019361590

Subtract 1                                                 0.019361590

Times 2                                                    0.038723180

Expressed as a percentage equals the
  standardized yield for the 30 day period                        3.87%
                                                                 =====
Tax Rate                                                         28.00%

X = 1 minus Tax Rate                                             72.00%

Standardized Yield divided by X equals
  Tax Equivalent Yield for 30 day period                          5.38%
                                                                 =====

New Jersey Limited Maturity - Class C
          10/21/94 - 7/31/95

                                                    Since           Since
                                                  Inception       Inception
                                               Average Annual       Total
                                                Total Return       Return*
                                               --------------     ---------
Initial Investment                               $1,000.00        $1,000.00

Divided by Net Asset Value                            9.86             9.86
                                                 ---------        ---------
Equals Shares Purchased                            101.420          101.420

Plus Shares Acquired through
  Dividend Reinvestment                              2.809            2.809
                                                 ---------        ---------
Equals Shares Held at 7/31/95                      104.228          104.228

Multiplied by Net Asset Value at 7/31/95              9.21             9.21
                                                 ---------        ---------
Equals Ending Value before deduction for
  contingent deferred sales charge                  959.94           959.94

Less deferred sales charge                           (9.34)            0.00
                                                 ---------        ---------
Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 7/31/95                950.61           959.94
                                                 ---------        ---------
Divided by $1,000 (P)                               0.9506           0.9599

Subtract 1                                         -0.0494          -0.0401

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)          -4.94%
                                                 =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                               -4.01%
                                                                   ========
ERV divided by P                                    0.9506

Raise to the power of                               1.2898

Equals                                              0.9368

Subtract 1                                         -0.0632

Expressed as a percentage equals the
  Average Annualized Total Return                    -6.32%
                                                 =========

* Does not include sales charge for the period.

        30 DAYS STANDARDIZED YIELD
       FOR THE PERIOD ENDING 7-31-95

NEW JERSEY LIMITED MATURITY FUND - CLASS C


Long term income generally based on yield to
  maturity times market value of each security                      $3

Plus short term income accrued for the past
  thirty days                                                        1
                                                           -----------
Equals Total Income                                                  4

Less expenses for the past thirty days                              -1
                                                           -----------
Equals net monthly income for yield calculation                      3
                                                           -----------
Average shares outstanding for 30 days                             113

Times the Net Asset Value                                         9.20
                                                           -----------
Equals total dollars                                            $1,038
                                                           ===========

Net monthly income divided by total dollars equals         0.002871824

Add 1                                                      1.002871824

Raise to the power of 6                                    1.017355130

Subtract 1                                                 0.017355130

Times 2                                                    0.034710260

Expressed as a percentage equals the
  standardized yield for the 30 day period                        3.47%
                                                                 =====
Tax Rate                                                         28.00%

X = 1 minus Tax Rate                                             72.00%

Standardized Yield divided by X equals
  Tax Equivalent Yield for 30 day period                          4.82%
                                                                 =====

New York Limited Maturity - Class C
          10/21/94 - 7/31/95

                                                    Since           Since
                                                  Inception       Inception
                                               Average Annual       Total
                                                Total Return       Return*
                                               --------------     ---------
Initial Investment                               $1,000.00        $1,000.00

Divided by Net Asset Value                            9.78             9.78
                                                 ---------        ---------
Equals Shares Purchased                            102.249          102.249

Plus Shares Acquired through
  Dividend Reinvestment                              3.087            3.087
                                                 ---------        ---------
Equals Shares Held at 7/31/95                      105.336          105.336

Multiplied by Net Asset Value at 7/31/95             10.06            10.06
                                                 ---------        ---------
Equals Ending Value before deduction for
  contingent deferred sales charge                1,059.68         1,059.68

Less deferred sales charge                          (10.00)            0.00
                                                 ---------        ---------
Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 7/31/95              1,049.68         1,059.68
                                                 ---------        ---------
Divided by $1,000 (P)                               1.0497           1.0597

Subtract 1                                          0.0497           0.0597

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)           4.97%
                                                 =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                                5.97%
                                                                   ========
ERV divided by P                                    1.0497

Raise to the power of                               1.2898

Equals                                              1.0645

Subtract 1                                          0.0645

Expressed as a percentage equals the
  Average Annualized Total Return                     6.45%
                                                 =========

* Does not include sales charge for the period.

        30 DAYS STANDARDIZED YIELD
       FOR THE PERIOD ENDING 7-31-95

NEW YORK LIMITED MATURITY FUND - CLASS C


Long term income generally based on yield to
  maturity times market value of each security                    $114

Plus short term income accrued for the past
  thirty days                                                       31
                                                           -----------
Equals Total Income                                                145

Less expenses for the past thirty days                             -18
                                                           -----------
Equals net monthly income for yield calculation                    127
                                                           -----------
Average shares outstanding for 30 days                           3,817

Times the Net Asset Value                                        10.05
                                                           -----------
Equals total dollars                                           $38,361
                                                           ===========

Net monthly income divided by total dollars equals         0.003300005

Add 1                                                      1.003300005

Raise to the power of 6                                    1.019964101

Subtract 1                                                 0.019964101

Times 2                                                    0.039928201

Expressed as a percentage equals the
  standardized yield for the 30 day period                        3.99%
                                                                 =====
Tax Rate                                                         28.00%

X = 1 minus Tax Rate                                             72.00%

Standardized Yield divided by X equals
  Tax Equivalent Yield for 30 day period                          5.54%
                                                                 =====

Pennsylvania Limited Maturity - Class C
          10/21/94 - 7/31/95

                                                    Since           Since
                                                  Inception       Inception
                                               Average Annual       Total
                                                Total Return       Return*
                                               --------------     ---------
Initial Investment                               $1,000.00        $1,000.00

Divided by Net Asset Value                            9.84             9.84
                                                 ---------        ---------
Equals Shares Purchased                            101.626          101.626

Plus Shares Acquired through
  Dividend Reinvestment                              2.903            2.903
                                                 ---------        ---------
Equals Shares Held at 7/31/95                      104.529          104.529

Multiplied by Net Asset Value at 7/31/95             10.11            10.11
                                                 ---------        ---------
Equals Ending Value before deduction for
  contingent deferred sales charge                1,056.79         1,056.79

Less deferred sales charge                          (10.00)            0.00
                                                 ---------        ---------
Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 7/31/95              1,046.79         1,056.79
                                                 ---------        ---------
Divided by $1,000 (P)                               1.0468           1.0568

Subtract 1                                          0.0468           0.0568

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)           4.68%
                                                 =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                                5.68%
                                                                   ========
ERV divided by P                                    1.0468

Raise to the power of                               1.2898

Equals                                              1.0608

Subtract 1                                          0.0608

Expressed as a percentage equals the
  Average Annualized Total Return                     6.08%
                                                 =========

* Does not include sales charge for the period.

        30 DAYS STANDARDIZED YIELD
       FOR THE PERIOD ENDING 7-31-95

PENNSYLVANIA LIMITED MATURITY FUND - CLASS C


Long term income generally based on yield to
  maturity times market value of each security                      $4

Plus short term income accrued for the past
  thirty days                                                        1
                                                           -----------
Equals Total Income                                                  4

Less expenses for the past thirty days                              -1
                                                           -----------
Equals net monthly income for yield calculation                      3
                                                           -----------
Average shares outstanding for 30 days                             113

Times the Net Asset Value                                        10.10
                                                           -----------
Equals total dollars                                            $1,140
                                                           ===========

Net monthly income divided by total dollars equals         0.003061167

Add 1                                                      1.003061167

Raise to the power of 6                                    1.018508139

Subtract 1                                                 0.018508139

Times 2                                                    0.037016279

Expressed as a percentage equals the
  standardized yield for the 30 day period                        3.70%
                                                                 =====
Tax Rate                                                         28.00%

X = 1 minus Tax Rate                                             72.00%

Standardized Yield divided by X equals
  Tax Equivalent Yield for 30 day period                          5.14%
                                                                 =====